Going Concern	12 Months Ended
Mar. 31, 2023
Going Concern [Abstract]
GOING CONCERN

NOTE 2 - GOING CONCERN

As indicated in the accompanying consolidated financial statements, the Company had a net loss of approximately $1.2 million for the year ended March 31, 2023 and approximately $16.8 million for the year ended March 31, 2022. The net cash used in operating activities was US$3.3 million for the year ended March 31, 2023 and the net cash used in operating activities was US$8.6 million for the year ended March 31, 2022. Management of the Company has considered whether there is substantial doubt about its ability to continue as a going concern due to the Company’s planned new business as a cancer therapy and radiotherapy oncology service provider, and evaluated its available cash balance against its working capital requirements and investment to the cancer centers over the next twelve months.

While management cannot accurately predict the prospects and regulatory environment of the healthcare service industry, the management believes that the Company would have sufficient funds to meet its working capital requirements for fiscal year 2024, and that its capital resources are currently sufficient to maintain its business operations for the next twelve months.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The accompanying consolidated financial statements do not include any adjustments related to the recoverability and/or classification of the recorded asset amounts and/or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.